POWER OF ATTORNEY

RESOLVED, that each of the undersigned Trustees appoints J. Michael Fields and Robert Lance Baker, each an officer of HCIM Trust (the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of each of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustees hereby execute this Power of Attorney as of the 15th day of October, 2013.

_______________
Joseph E. Breslin

/s/ H. Alexander Holmes
H. Alexander Holmes

/s/ Thomas Mann
Thomas Mann

/s/ Steve E. Moss
Steve E. Moss

/s/ Gregory S. Sellers
Gregory S. Sellers

/s/ Daniel K. Wilson
Daniel K. Wilson

/s/ David B. Perkins
David B. Perkins

POWER OF ATTORNEY

RESOLVED, that the undersigned officer of HCIM Trust (the "Trust") appoints J. Michael Fields and Robert Lance Baker, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an "Attorney-in-Fact") with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter "Acts"), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter "SEC") in respect thereof, filing by the Trust of any and all Registration Statements on Form N-lA pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together "SEC filings"), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned officer hereby executes this Power of Attorney as of the 15th day of October, 2013.

/s/ David B. Perkins
David B. Perkins
President and Chief Executive Officer

POWER OF ATTORNEY

RESOLVED,  that  the  undersigned  officer  of  HCIM  Trust  (the  "Trust")  appoints  J. Michael Fields, an officer of the Trust, individually with power of substitution or resubstitution, his true and lawful attorney-in-fact and agent (an "Attorney-in-Fact") with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact  may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter "Acts"),  and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter "SEC")  in respect thereof, filing by the Trust of any and all Registration  Statements on Form N-lA pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together "SEC filings"), signing in the name and on behalf of the undersigned as an officer of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in Fact shall do or cause to be done by virtue thereof.

The undersigned officer hereby executes this Power of Attorney as of the 15th day of October, 2013.

/s/ Robert Lance Baker
Robert Lance Baker
   Treasurer and Chief Financial Officer